SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D. C.

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 1997
                                                 ------------------

                     United Bankshares, Inc.
                     -----------------------
      (Exact name of registrant as specified in its charter)

     West Virginia                      0-13322                  55-0641179
     -------------                      -------                  ----------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)        File No.)             Identification No.)

     300 United Center
     500 Virginia Street, East
     Charleston, West Virginia                                      25301
     -------------------------                                      -----
(Address of principal executive offices)                        Zip Code

                                 (304) 424-8761
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)

Item 5.  Other Events
         ------------

     After the close of business on September 10, 1997, United Bankshares, Inc. ("United"), a West Virginia corporation, and George Mason Bankshares, Inc. ("George Mason"), a Virginia corporation, entered into an Agreement and Plan of Merger (the "Agreement") which sets forth the terms and conditions under which George Mason would merge with and into United (the "Merger") for a tax-free merger of the two companies.

     The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of George Mason, par value $1.11 per share, (other than any shares held by United other than in a fiduciary capacity or in satisfaction of a debt previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive 0.85 share of United common stock, par value $2.50 per share, plus the right to receive cash in lieu of any fractional share without interest.

     In connection with the Merger Agreement, United and George Mason entered into a Stock Option Agreement, dated as of September 11, 1997, (the "Option Agreement"). Pursuant to the Option Agreement, George Mason granted United an option (the "Option") to purchase, subject to adjustments in certain circumstances, up to 1,018,000 fully paid and non-assessable shares of George Mason common stock at a price per share of $32.375. Under certain circumstances, United could elect to sell the Option, and any shares previously purchased thereunder, back to George Mason at a price generally reflecting the price offered or paid by a third-party acquirer for other shares of George Mason. Alternatively, under certain circumstances, United could surrender the Option for a cash payment from George Mason of $9,000,000.

     In connection with the execution of the Agreement, United Bank ("UB"), a wholly-owned subsidiary of United, and George Mason Bank ("GMB"), a wholly-owned subsidiary of George Mason, will enter into an Agreement and Plan of Merger (the "Bank Agreement"). The Bank Agreement will set forth the terms and conditions, including the Merger, pursuant to which UB would merge with GMB (the "Bank Merger").

     Consummation of the Merger is subject to approval of the shareholders of United and George Mason and the receipt of all required regulatory approvals, as well as other customary conditions.

     The Agreement permits George Mason to continue to pay its regular quarterly dividends of $0.14 per share of George Mason common stock prior to the consummation of the Merger, but otherwise prohibits the payment of dividends on George Mason common stock. Pursuant to the Agreement, George Mason will adjust the record and payment dates of its regular quarterly dividends to coincide with the record and payment dates for United's regular quarterly dividends. The record dates for United's regular quarterly dividends occur in mid-September, mid-December, mid-March and mid-June, and the respective payment dates occur in the first few days of the succeeding month.

     The Agreement contains a provision that United must pay George Mason $9,000,000 in the event that certain events occur prior to a termination of the Agreement in accordance with its terms.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a)  Not Applicable.

(b)  Pro Forma Financial Information
     -------------------------------

                                                                                Page No.
                                                                                --------
     (1)  Unaudited Pro Forma Condensed Financial Statements of United
          Bankshares, Inc. and George Mason Bankshares, Inc.

            Pro Forma Condensed Consolidated Balance Sheets as of
            June 30, 1997..........................................................6

            Pro Forma Condensed Consolidated Balance Sheets as of
            December 31, 1996......................................................7

            Pro Forma Condensed Consolidated Balance Sheets as of
            December 31, 1995......................................................8

            Pro Forma Condensed Consolidated Statements of Income for the
            Six Months Ended June 30, 1997.........................................9

            Pro Forma Condensed Consolidated Statements of Income for the
            Year Ended December 31, 1996..........................................10

            Pro Forma Condensed Consolidated Statements of Income for the
            Year Ended December 31, 1995..........................................11

            Pro Forma Condensed Consolidated Statements of Income for the
            Year Ended December 31, 1994..........................................12

            Notes to Unaudited Pro Forma Condensed Consolidated Financial
            Statements ...........................................................13

(c)  Not Applicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED BANKSHARES, INC.

Date November 7, 1997                   By   /s/ Steven E. Wilson
     -------------------                   -------------------------------
                                           Steven E. Wilson
                                           Its Executive Vice President,
                                           Secretary and Chief Financial
                                           Officer

               Unaudited Pro Forma Condensed Financial Statements
              (As of June 30, 1997, and December 31, 1996 and 1995 and for the Six Months Ended June 30, 1997, and the
                  Years Ended December 31, 1996, 1995 and 1994)

PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

June 30, 1997
(in thousands)

                                                                          As Reported                                   United &
                                                                   --------------------------                         George Mason
                                                                                     George           Pro Forma        Pro Forma
                                                                      United         Mason           Adjustments      Consolidated
                                                                   -----------    -----------        -----------      ------------
ASSETS
  Cash and due from bank                                           $    86,805    $    42,637        $                $   129,442
  Interest-bearing deposits with other banks                               358                                                358
  Federal funds sold                                                                   62,300                              62,300
  Investment securities                                                383,774        358,240                             742,014
  Loans (net of unearned income)                                     1,840,686        484,602                           2,325,288
  Less: allowance for loan losses                                      (22,249)        (5,657)                            (27,906)
                                                                   -----------    -----------       -----------       -----------
   Net loans                                                         1,818,437        478,945                           2,297,382
  Bank premises and equipment                                           33,294          9,862                              43,156
  Other assets                                                          50,115         11,309                              61,424
                                                                   -----------    -----------       -----------       -----------
                                                    Total Assets   $ 2,372,783    $   963,293       $         0       $ 3,336,076
                                                                   ===========    ===========       ===========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Demand deposits                                                  $   249,144    $   141,006       $                 $   390,150
  Interest-bearing deposits                                          1,621,351        624,047                           2,245,398
                                                                   -----------    -----------       -----------       -----------
  Total deposits                                                     1,870,495        765,053                           2,635,548
  Short-term borrowings                                                114,646        120,201                             234,847
  Federal Home Loan Bank borrowings                                     90,249          3,500                              93,749
  Other liabilities                                                     32,957          7,035                              39,992
                                                                   -----------    -----------       -----------       -----------
                                               Total Liabilities     2,108,347        895,789                           3,004,136

Stockholders' equity:

  Common stock                                                          38,238          5,640             5,157 (1)        49,035
  Surplus                                                               41,302         39,226           (14,201)(1)        66,327
  Retained earnings                                                    193,812         23,496                             217,308
  Net unrealized holding gain on AFS securities                          1,647           (858)                                789
  Treasury stock                                                       (10,563)                           9,044 (1)        (1,519)
                                                                   -----------    -----------       -----------       -----------
                                      Total Stockholders' Equity       264,436         67,504                 0           331,940
                                                                   -----------    -----------       -----------       -----------
                                           Total Liabilities and
                                            Stockholders' Equity   $ 2,372,783    $   963,293       $         0       $ 3,336,076
                                                                   ===========    ===========       ===========       ===========

PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

December 31, 1996
(in thousands)


                                                                           As Reported                                 United &
                                                                   ---------------------------                       George Mason
                                                                                      George         Pro Forma        Pro Forma
                                                                      United          Mason         Adjustments      Consolidated
                                                                   -----------    -----------       -----------      ------------
ASSETS
  Cash and due from bank                                           $    86,328    $    41,158        $               $   127,486
  Interest-bearing deposits with other banks                               195                                               195
  Federal funds sold                                                     2,997         23,800                             26,797
  Investment securities                                                332,331        345,433                            677,764
  Loans (net of unearned income)                                     1,847,605        446,596                          2,294,201
  Less: allowance for loan losses                                      (22,283)        (5,659)                           (27,942)
                                                                   -----------    -----------        ----------      -----------
   Net loans                                                         1,825,322        440,937                          2,266,259
  Bank premises and equipment                                           33,550         10,019                             43,569
  Other assets                                                          46,154         11,123                             57,277
                                                                   -----------    -----------        ----------      -----------
                                                    Total Assets   $ 2,326,877    $   872,470        $        0      $ 3,199,347
                                                                   ===========    ===========        ==========      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Demand deposits                                                  $   261,048    $   132,415        $               $   393,463
  Interest-bearing deposits                                          1,566,506        561,179                          2,127,685
                                                                   -----------    -----------        ----------      -----------
  Total deposits                                                     1,827,554        693,594                          2,521,148
  Short-term borrowings                                                 75,582        101,898                            177,480
  Federal Home Loan Bank borrowings                                    132,631          4,000                            136,631
  Other liabilities                                                     32,596          8,634                             41,230
                                                                   -----------    -----------        ----------      -----------
                                               Total Liabilities     2,068,363        808,126                          2,876,489

Stockholders' equity:
  Common stock                                                          38,238          5,581             5,104 (1)       48,923
  Surplus                                                               41,438         38,472            (9,383)(1)       70,527
  Retained earnings                                                    183,539         21,094                            204,633
  Net unrealized holding gain on AFS securities                            954           (803)                               151
  Treasury stock                                                        (5,655)                           4,279 (1)       (1,376)
                                                                   -----------    -----------        ----------      -----------
                                      Total Stockholders' Equity       258,514         64,344                 0          322,858
                                                                   -----------    -----------        ----------      -----------
                                           Total Liabilities and
                                            Stockholders' Equity   $ 2,326,877    $   872,470        $        0      $ 3,199,347
                                                                   ===========    ===========        ==========      ===========

PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

December 31, 1995
(in thousands)


                                                                              As Reported                               United &
                                                                       ---------------------------                     George Mason
                                                                                         George        Pro Forma        Pro Forma
                                                                          United         Mason        Adjustments      Consolidated
                                                                       -----------    -----------     -----------      ------------
ASSETS
  Cash and due from bank                                               $    85,864    $    34,639     $                $   120,503
  Interest-bearing deposits with other banks                                13,113                                          13,113
  Federal funds sold                                                                       15,000                           15,000
  Investment securities                                                    321,019        261,934                          582,953
  Loans (net of unearned income)                                         1,732,986        355,040                        2,088,026
  Less: allowance for loan losses                                          (22,545)        (5,529)                         (28,074)
                                                                       -----------    -----------     ----------       -----------
   Net loans                                                             1,710,441        349,511                        2,059,952
  Bank premises and equipment                                               34,766          9,841                           44,607
  Other assets                                                              45,027          8,671                           53,698
                                                                       -----------    -----------     ----------       -----------
                                                    Total Assets       $ 2,210,230    $   679,596     $        0       $ 2,889,826
                                                                       ===========    ===========     ==========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Demand deposits                                                      $   252,627    $   116,699     $                $   369,326
  Interest-bearing deposits                                              1,521,972        437,765                        1,959,737
                                                                       -----------    -----------     ----------       -----------
  Total deposits                                                         1,774,599        554,464                        2,329,063
  Short-term borrowings                                                     82,167         55,747                          137,914
  Federal Home Loan Bank borrowings                                         75,497          5,000                           80,497
  Other liabilities                                                         28,733          6,458                           35,191
                                                                       -----------    -----------     ----------       -----------
                                               Total Liabilities         1,960,996        621,669                        2,582,665

Stockholders' equity:
  Common stock                                                              38,238          5,278          4,826 (1)        48,342
  Surplus                                                                   41,861         35,523         (7,142)(1)        70,242
  Retained earnings                                                        171,256         16,416                          187,672
  Net unrealized holding gain on AFS securities                              1,409            752                            2,161
  Treasury stock                                                            (3,530)           (42)         2,316(1)         (1,256)
                                                                       -----------    -----------     ----------       -----------
                                      Total Stockholders' Equity           249,234         57,927              0           307,161
                                                                       -----------    -----------     ----------       -----------
                                           Total Liabilities and
                                            Stockholders' Equity       $ 2,210,230    $   679,596     $        0       $ 2,889,826
                                                                       ===========    ===========     ==========       ===========

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

For the Six Months Ended June 30, 1997
(Dollars in thousands, except per share)



                                                                As Reported                              United &
                                                        --------------------------                     George Mason
                                                                          George       Pro Forma        Pro Forma
                                                           United         Mason       Adjustments      Consolidated
                                                        -----------   -----------     -----------      ------------
                                   Interest income      $    89,645   $    30,603     $                $   120,248

                                  Interest expense           39,106        15,387                           54,493
                                                        -----------   -----------     -----------      -----------

                               Net interest income           50,539        15,216                           65,755

                Provision for possible loan losses            1,150            12                            1,162
                                                        -----------   -----------     -----------      -----------

               Net interest income after provision
                                   for loan losses           49,389        15,204                           64,593

                                      Other income            8,284         7,320                           15,604

                                    Other expenses           27,169        16,953                           44,122
                                                        -----------   -----------     -----------      -----------

                        Income before income taxes           30,504         5,571                           36,075

                                      Income taxes           10,336         1,749                           12,085
                                                        -----------   -----------     -----------      -----------

                                        Net income      $    20,168   $     3,822     $                $    23,990
                                                        ===========   ===========     ===========      ===========

                    Earnings per common share:                $1.33         $0.73                            $1.22
                    --------------------------
                    Average outstanding shares           15,125,204     5,214,000                       19,615,546

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

For the Year Ended December 31, 1996
(Dollars in thousands, except per share)



                                                               As Reported                              United &
                                                        --------------------------                    George Mason
                                                                          George      Pro Forma        Pro Forma
                                                           United         Mason      Adjustments      Consolidated
                                                        -----------   -----------    -----------      ------------
                                     Interest income    $   172,358   $    53,727    $                $   226,085

                                    Interest expense         73,185        26,264                          99,449
                                                        -----------   -----------    ----------       -----------

                                 Net interest income         99,173        27,463                         126,636

                  Provision for possible loan losses          2,610           181                           2,791
                                                        -----------   -----------    ----------       -----------

                 Net interest income after provision
                                     for loan losses         96,563        27,282                         123,845

                                        Other income         14,189        14,852                          29,041

                                      Other expenses         63,549        32,179                          95,728
                                                        -----------   -----------    ----------       -----------

                          Income before income taxes         47,203         9,955                          57,158

                                        Income taxes         16,691         3,072                          19,763
                                                        -----------   -----------    ----------       -----------

                                          Net income    $    30,512   $     6,883    $                $    37,395
                                                        ===========   ===========    ==========       ===========


                       Earnings per common share:             $2.00         $1.34                           $1.90
                       --------------------------
                       Average outstanding shares        15,253,356     5,137,000                      19,659,642

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

For the Year Ended December 31, 1995
(Dollars in thousands, except per share)



                                                               As Reported                              United &
                                                        -------------------------                     George Mason
                                                                         George       Pro Forma        Pro Forma
                                                           United        Mason       Adjustments      Consolidated
                                                        -----------   -----------    -----------      ------------
                                     Interest income    $   165,815   $    44,119    $                $   209,934

                                    Interest expense         70,167        19,949                          90,116
                                                        -----------   -----------    ----------       -----------

                                 Net interest income         95,648        24,170                         119,818

                  Provision for possible loan losses          2,320            18                           2,338
                                                        -----------   -----------    ----------       -----------

                 Net interest income after provision
                                     for loan losses         93,328        24,152                         117,480

                                        Other income         14,752        10,359                          25,111

                                      Other expenses         57,481        26,124                          83,605
                                                        -----------   -----------    ----------       -----------

                          Income before income taxes         50,599         8,387                          58,986

                                        Income taxes         17,782         2,095                          19,877
                                                        -----------   -----------    ----------       -----------

                                          Net income    $    32,817   $     6,292    $                $    39,109
                                                        ===========   ===========    ==========       ===========

                      Earnings per common share:              $2.18         $1.28                           $2.02
                      --------------------------
                      Average outstanding shares         15,067,286     4,922,000                      19,404,700

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

UNITED BANKSHARES, INC. AND SUBSIDIARIES

For the Year Ended December 31, 1994
(Dollars in thousands, except per share)



                                                              As Reported                              United &
                                                       -------------------------                     George Mason
                                                                        George       Pro Forma        Pro Forma
                                                          United        Mason       Adjustments      Consolidated
                                                       -----------   -----------    -----------      ------------
                                     Interest income   $   147,637   $    33,659    $                $   181,296

                                    Interest expense        55,672        11,627                          67,299
                                                       -----------   -----------    ----------       -----------

                                 Net interest income        91,965        22,032                         113,997

                  Provision for possible loan losses         2,202           167                           2,369
                                                       -----------   -----------    ----------       -----------

                 Net interest income after provision
                                     for loan losses        89,763        21,865                         111,628

                                        Other income        12,238         5,390                          17,628

                                      Other expenses        55,908        20,453                          76,361
                                                       -----------   -----------    ----------       -----------

                          Income before income taxes        46,093         6,802                          52,895

                                        Income taxes        15,709         1,830                          17,539
                                                       -----------   -----------    ----------       -----------

                                          Net income   $    30,384        $4,972    $                $    35,356
                                                       ===========   ===========    ==========       ===========

                       Earnings per common share:            $2.01         $1.04                           $1.82
                       --------------------------
                       Average outstanding shares       15,131,766     4,794,000                      19,383,437

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Notes to Pro Forma Condensed Balance Sheets
-------------------------------------------

1) The stockholders' equity accounts have been adjusted to reflect the issuance of 0.85 share of United common stock, $2.50 par value for each of the outstanding shares of George Mason common stock. Treasury stock has been adjusted for the reissuance of all but 50 thousand shares at each respective date which are presumed to be retained for United's incentive stock option programs and other employee benefit plans.

NOTE: The effect of United's acquisition of First Patriot Bankshares Corporation, Reston, Virginia on August 1, 1997, has not been reflected in the accompanying unaudited pro forma condensed consolidated financial statements. If the effect had been included in the accompanying unaudited pro forma condensed consolidated financial statements, the results would not be materially different than those presented herein.